Exhibit 10.1

FIFTH AMENDMENT TO
WRAP TECHNOLOGIES, INC. 2017 EQUITY COMPENSATION PLAN

This FIFTH AMENDMENT TO WRAP TECHNOLOGIES, INC. 2017 EQUITY COMPENSATION PLAN (this “Amendment”), effective as of December 23, 2024, 2024, is made and entered into by Wrap Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Wrap Technologies, Inc. 2017 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Plan in order to attract and retain the services of key employees, contractors, and outside directors of the Company and its subsidiaries;

WHEREAS, Section 13 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements;

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4(a) of the Plan, by an additional 7,500,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Section 13 of the Plan.

NOW, THEREFORE, in accordance with Section 13 of the Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1.  Section 4(a) of the Plan is hereby amended and restated by deleting said section in its entirety and substituting in lieu thereof the following:

(a)  Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 16,500,000 shares (the “Reserved Shares”)

2.  This Amendment shall be effective on the date first set forth above.

3.  Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has executed this Amendment No. 5 to the Wrap Technologies, Inc. 2017 Equity Compensation Plan as of December 23, 2024.

WRAP TECHNOLOGIES, INC.

By:	/s/ Scot Cohen
Name: Scot Cohen
Title: Chief Executive Officer